                                                                    EXHIBIT 10.1

                               AMENDMENT NO. 1 TO
                          REVOLVING/TERM LOAN AGREEMENT

                THIS AMENDMENT NO. 1 TO REVOLVING/TERM LOAN AGREEMENT (this "Amendment"), dated as of March 29, 2002, is entered into by and among the financial institutions listed on the signature pages hereof (individually, a "Lender" and collectively, the "Lenders"), Union Bank of California, N.A., as Administrative Agent (in such capacity, the "Agent"), and ViaSat, Inc., a Delaware corporation (the "Borrower"), with reference to the following facts:


                                    RECITALS

                A. The Borrower, the Lenders and the Agent are parties to that certain Revolving/Term Loan Agreement, dated as of June 21, 2001 (the "Loan Agreement"), pursuant to which the Lenders have provided the Borrower with certain credit facilities.

                B. The Borrower, the Agent and the Lenders wish to amend the Loan Agreement on the terms and conditions set forth below.

                NOW, THEREFORE, the parties hereby agree as follows:

        1. Defined Terms. Any and all initially capitalized terms used in this Amendment (including, without limitation, in the recitals hereto) without definition shall have the respective meanings specified in the Loan Agreement.

        2. Extension of Term of Loan Agreement. Section 1.1 of the Loan Agreement is hereby amended such that the reference to "April 30, 2002" set forth in the definition of "Revolving Loan Maturity Date" is hereby deleted and a reference to "April 30, 2003" substituted therefor.

        3. Amendment to Capital Expenditures Covenant. Section 6.17 of the Loan Agreement is hereby amended to read in full as follows:

                "6.17 Capital Expenditures. Make any Capital Expenditure in any Fiscal Year, if to do so would result in the aggregate Capital Expenditures made in such Fiscal Year (exclusive of Capital Expenditures made in connection with Permitted Acquisitions) to exceed $18,000,000.

        4. Amendment to Schedule of Commitments. Schedule 1.1 to the Loan Agreement is hereby amended and replaced by Schedule 1.1 to this Amendment.



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

        5. Return of Original Wamu Note. Within 15 days of the execution of this Agreement, Wamu shall have returned its original Revolving Note to Borrower marked "cancelled," "paid in full" or bearing a similar indication that such note no longer is valid.

        6. Conditions Precedent. The effectiveness of this Amendment shall be subject to the prior satisfaction of each of the following conditions:

                (a) This Amendment. The Agent shall have received an original of this Amendment, duly executed by the Borrower and each of the Lenders;

                (b) Certificate. The Assistant Secretary of Borrower shall have executed the Certificate of Resolution attached to this Amendment;

                (c) Commitment Assignment. Washington Mutual Bank, dba WM Business Bank ("Wamu") and U.S. Bank National Association ("U.S. Bank") shall have entered into a Commitment Assignment and Acceptance, by which Wamu shall have assigned to U.S. Bank all of Wamu's Pro Rata Share of the Revolving Commitment;

                (d) Revolving Note to U.S. Bank. Borrower shall have executed a Revolving Note, in the original principal amount of $12,500,000, to the order of U.S. Bank;

                (e) Other Documents. The Borrower shall have executed and delivered to the Agent such other documents and instruments as the Agent may reasonably require.

        7. Miscellaneous.

                (a) Survival of Representations and Warranties. All representations and warranties made in the Loan Agreement or in any other document or documents relating thereto, including, without limitation, any Loan Document furnished in connection with this Amendment, shall survive the execution and delivery of this Amendment and the other Loan Documents, and no investigation by the Agent or the Lenders or any closing shall affect the representations and warranties or the right of the Agent or any Lender to rely thereon.

                (b) Reference to Loan Agreement. The Loan Agreement, each of the other Loan Documents, and any and all other agreements, documents or instruments now or hereafter executed and delivered pursuant to the terms hereof, or pursuant to the terms of the Loan Agreement as amended hereby, are hereby amended so that any reference therein to the Loan Agreement shall mean a reference to the Loan Agreement as amended hereby.

                (c) Loan Agreement Remains in Effect. The Loan Agreement and the other Loan Documents remain in full force and effect and the Borrower ratifies and confirms its agreements and covenants contained therein. The Borrower hereby confirms that, after giving effect to this Amendment, no Event of Default or Default exists as of such date.

                (d) Severability. Any provision of this Amendment held by a court of competent jurisdiction to be invalid or unenforceable shall not impair or invalidate the remainder of this Amendment and the effect thereof shall be confined to the provision so held to be invalid or unenforceable.

                (e) APPLICABLE LAW. THIS AMENDMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED PURSUANT HERETO SHALL BE DEEMED TO HAVE BEEN MADE AND TO BE PERFORMABLE IN THE STATE OF CALIFORNIA AND SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

                (f) Successors and Assigns. This Amendment is binding upon and shall inure to the benefit of the Lenders and Borrower and their respective successors and assigns; provided, however, that Borrower may not assign or transfer any of its rights or obligations hereunder without the prior written consent of the Lenders.

                (g) Counterparts. This Amendment may be executed in one or more counterparts, each of which when so executed shall be deemed to be an original, but all of which when taken together shall constitute one and the same instrument.

                (h) Headings. The headings, captions and arrangements used in this Amendment are for convenience only and shall not affect the interpretation of this Amendment.

                (i) NO ORAL AGREEMENTS. THIS AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS AS WRITTEN, REPRESENTS THE FINAL AGREEMENT BETWEEN THE LENDERS AND THE BORROWER AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE LENDERS AND THE BORROWER.

                IN WITNESS WHEREOF, the parties have entered into this Amendment by their respective duly authorized officers as of the date first above written.

                                            VIASAT, INC.

                                            By:
                                               ---------------------------------
                                               Rick Baldridge
                                               Executive Vice President, Chief
                                               Operating Officer and Chief
                                               Financial Officer

                                            Address:

                                            ViaSat, Inc.
                                            6155 El Camino Real
                                            Carlsbad, California  92009

                                            Attn: Rick Baldridge
                                                  Executive Vice President,
                                                  Chief Operating Officer and
                                                  Chief Financial Officer

                                            Telecopier: (760) 476-2200
                                            Telephone:  (760) 929-3926


                                            UNION BANK OF CALIFORNIA, N.A.,
                                            as Administrative Agent


                                            By:
                                               ---------------------------------
                                               Rick Young
                                               Vice President

                                            Address:

                                            Union Bank of California, N.A.
                                            San Diego Commercial Banking Office
                                            530 "B" Street, 4th Floor, S-420
                                            San Diego, California 92101-4407

                                            Attn:    Mr. Rick Young

                                            Telecopier:       (619) 230-3766
                                            Telephone:        (619) 230-3756

                                            UNION BANK OF CALIFORNIA, N.A., as
                                            a Lender


                                            By:
                                               ---------------------------------
                                               Rick Young
                                               Vice President


                                            Address:

                                            Union Bank of California, N.A.
                                            San Diego Commercial Banking Office
                                            530 "B" Street, 4th Floor, S-420
                                            San Diego, California 92101-4407

                                            Attn:    Mr. Rick Young

                                            Telecopier:       (619) 230-3766
                                            Telephone:        (619) 230-3756

                                            U.S. BANK NATIONAL ASSOCIATION,
                                            as a Lender


                                            By:
                                               ---------------------------------
                                               Maureen Sullivan
                                               Vice President

                                            Address:

                                            U.S. Bank National Association
                                            4180 La Jolla Village Drive,
                                            Suite 125
                                            La Jolla, California 92037
                                            Attn:    Maureen Sullivan

                                            Telecopier: (858) 597-6651
                                            Telephone: (858) 597-1055

                                            Acknowledged and Agreed as to
                                            Paragraph 5 of the Waiver and
                                            Amendment:

                                            WASHINGTON MUTUAL BANK,
                                            dba WM Business Bank, as ASSIGNOR


                                            By:
                                               ---------------------------------
                                               Richard Petrie
                                               Vice President


                                            WM Business Bank
                                            San Diego Business Banking Center
                                            101 West Broadway, Suite 110
                                            San Diego, California  92101
                                            Attn:    Richard Petrie
                                            Telecopier:       (619) 702-9157
                                            Telephone:        (619) 702-9208

                                  SCHEDULE 1.1

                               LENDER COMMITMENTS



                                                 Revolving Commitment Amount          Pro Rata Share
                                                 ---------------------------          --------------
Union Bank of California, N.A.                   $12,500,000                          50%
U.S. Bank National Association                   $12,500,000                          50%
                                                 ===========                          ===
Total:                                            25,000,000                          100%



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